EXHIBIT 10.35(s)

AMENDMENT No. 19 TO PURCHASE AGREEMENT No. GPJ-003/96

This Amendment No. 19 ("Amendment 19") dated as of July 31 , 2001 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc., formerly known as Continental Express, Inc. ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time together with its Attachments, (collectively referred to as the "BASE Agreement") and, Letter Agreements GPJ-004/96 dated August 5, 1996 and PCJ-004A/96 dated August 31, 1996 as amended from time to time ( together with the BASE Agreement collectively referred to as the "Purchase Agreement") for the purchase of up to two hundred and twenty five (225) new EMB-145 aircraft .

This Amendment 19 sets forth the further agreement between EMBRAER and BUYER relative to among other things, certain changes requested by BUYER in the Aircraft configuration described in Attachment "A" of the Purchase Agreement and the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 19 and the Purchase Agreement, this Amendment 19 shall control.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  Installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured LR AIRCRAFT from the SEVENTY-SEVENTH (77th) through the ONE HUNDRED AND FIFTIETH (150th), and each of the newly manufactured XR AIRCRAFT from the FIRST (1st) through the SEVENTY-FIFTH (75th) (such newly manufactured XR Aircraft shall be referred to herein as the "XR AIRCRAFT") shall include [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Incorporation of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured LR AIRCRAFT from the EIGHTY-SIXTH (86th) through the ONE HUNDRED AND FIFTIETH (150th) Aircraft and each of the XR AIRCRAFT shall incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured LR AIRCRAFT from the EIGHTY-SIXTH (86th) to the ONE HUNDRED AND FIFTIETH (150th) Aircraft and each of the XR AIRCRAFT shall incorporate a modification of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured LR AIRCRAFT from the EIGHTY-SEVENTH (87th) to the ONE HUNDRED AND FIFTIETH (150th) Aircraft and each of the XR AIRCRAFT shall include the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured LR AIRCRAFT from the EIGHTY-SEVENTH (87th) to the ONE HUNDRED AND FIFTIETH (150th) Aircraft and each of the XR AIRCRAFT shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  New ISIS Part Number

    Each of the newly manufactured LR AIRCRAFT from the EIGHTY-FOURTH (84th) to the ONE HUNDRED AND FIFTIETH (150th) Aircraft and each of the XR AIRCRAFT shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Each of the newly manufactured LR AIRCRAFT from the EIGHTY-NINTH (89th) to the ONE HUNDRED AND FIFTIETH (150th) Aircraft and each of the XR AIRCRAFT shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 19, shall remain in full force and effect without any change.

[Signature page follows.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 19 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : /s/ Frederico Fleury Curado By : /s/ Frederick S. Cromer

Name : Frederico Fleury Curado Name : Frederick S. Cromer

Title : Executive Vice President Title : Vice President

Airline Market

By : /s/ Flavio Rimoli

Name : Flavio Rimoli

Title : Director of Contracts

Date:__________________________ Date: July 31, 2001

Place :_________________________ Place : Houston, Texas

Witness: /s/ Fernando Bueno Witness: /s/ Amy K. Sedano

Name : Fernando Bueno Name : Amy K. Sedano